                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                         CUSIP#'S 393505-GB2,GC0,GD8,GE6,GF3,GG1
                                         TRUST ACCOUNT #3334163-0
                                         REMITTANCE DATE:  11/15/95

                                                    Total $        Per $1,000
                                                     Amount         Original
                                                    -------         ---------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $6,782,683.24

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                 0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                      260,369.14      4.13284349
         b. Class A-2 Interest                      467,625.00      5.37500000
         c. Class A-3 Interest                      288,166.67      5.54166673
         d. Class A-4 Interest                      381,875.00      5.87500000
         e. Class A-5 Interest                      431,916.67      6.08333338
         f. Class A-6 Interest                      470,156.25      6.37500000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00             .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                      .00             .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                   2,242,433.38             N/A
         a. Scheduled Principal                     784,738.95             N/A
         b. Principal Prepayments                 1,299,971.76             N/A
         c. Liquidated Contracts                    157,722.67             N/A
         d. Repurchases                                    .00             N/A

     (6) Pool Scheduled Principal
         Balance                                486,934,841.19    969.62968569
    (6a) Pool Factor                                 .96962969

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 2

                                       CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                       TRUST ACCOUNT #3334163-0
                                       REMITTANCE DATE:  11/15/95

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         (a) the sum of the Class A Principal
         Balance and the Class M-1 Principal
         Balance divided by (b) the Pool
         Scheduled Principal Balance)                   90.75%

     (9) Class A Percentage for the following
         Remittance Date                                90.71%

    (10) Class A Principal Distribution:
         a. Class A-1                             2,242,433.38     35.59418063
         b. Class A-2                                      .00             .00
         c. Class A-3                                      .00             .00
         d. Class A-4                                      .00             .00
         e. Class A-5                                      .00             .00
         f. Class A-6                                      .00             .00

    (11) Class A-1 Principal Balance             47,748,441.19    757.91176492
   (11a) Class A-1 Pool Factor                       .75791176

    (12) Class A-2 Principal Balance             87,000,000.00    1000.0000000
   (12a) Class A-2 Pool Factor                      1.00000000

    (13) Class A-3 Principal Balance             52,000,000.00    1000.0000000
   (13a) Class A-3 Pool Factor                      1.00000000

    (14) Class A-4 Principal Balance             65,000,000.00    1000.0000000
   (14a) Class A-4 Pool Factor                      1.00000000

    (15) Class A-5 Principal Balance             71,000,000.00    1000.0000000
   (15a) Class A-5 Pool Factor                      1.00000000

    (16) Class A-6 Principal Balance             73,750,000.00    1000.0000000
   (16a) Class A-6 Pool Factor                      1.00000000

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3

                                    CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                    TRUST ACCOUNT #3334163-0
                                    REMITTANCE DATE:  11/15/95


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

  (18) 31-59 days                                 5,240,411.43             187

  (19) 60 days or more                            4,257,428.98             141

  (20) Current Month Repossessions                  659,263.88              29

  (21) Repossession Inventory                     1,726,128.71              64

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 1999)

  (22) Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                                .87%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   .63%

  (23) Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                               1.08%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                  1.03%

  (24) Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from June 1, 1999 to
           May 31, 2000, 6.5% from June 1, 2000 to
           May 31, 2001, 8.5% from June 1, 2001 to
           May 31, 2002 and 9.5% thereafter)                              .02%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 4

                                        CUSIP#'S 393505-GB2,GC0,GD8,GE6,GF3,GG1
                                        TRUST ACCOUNT #3334163-0
                                        REMITTANCE DATE:  11/15/95

  (25) Current Realized Losses Test

       (a) Current Realized Losses for current
           Remittance Date                           48,207.45

       (b) Current Realized Loss Ratio (total Realized
           Losses for the most recent three months,
           multiplied by 4, divided by arithmetic average
           of Pool Scheduled Principal Balances for
           third preceding Remittance and for current
           Remittance Date; may not exceed 2.25%)                        0.07%

  (26) Class B Principal Balance Test

       (a) Class B Principal Balance (before any
           distributions on current Remittance Date)
           divided by pool Scheduled Principal Balance
           for prior Remittance date (must equal or exceed
           13.5%) and the Class B Principal Balance
           as of such Remittance Date is greater than or
           equal to $10,043,728.00                                       9.25%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT      CUSIP#'S 393505-GH9
                                  October, 1995      TRUST ACCOUNT #3334163-0
                                      Page 5         REMITTANCE DATE:  11/15/95

                                                    Total $          Per $1,000
                                                     Amount           Original
                                                    -------          ----------
CLASS M1 CERTIFICATES
---------------------
  (27) Amount available (including Monthly
       Servicing Fee)                             2,240,141.14

A.     Interest
  (28) Aggregate interest
       a. Class M-1 Remittance Rate (7.95%,
          unless Weighted Average Contract
          Rate is below 7.95%)                           7.95%
       b. Class M-1 Interest                        299,450.00      6.62500000

  (29) Amount applied to Class M-1 Interest
       Deficiency Amount                                   .00               0

  (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                   .00               0

  (31) Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall              .00               0

  (32) Remaining:
       a. Unpaid Class M-1 Interest Shortfall              .00               0

B.     Principal
  (33) Formula Principal Distribution Amount
       a. Scheduled Principal                              .00             N/A
       b. Principal Prepayments                            .00             N/A
       c. Liquidated Contracts                             .00             N/A
       d. Repurchases                                      .00             N/A

  (34) Class M-1 Principal Balance               45,200,000.00   1000.00000000
 (34a) Class M-1 Pool Factor                        1.00000000

  (35) Class M-1 Percentage after prior
       Remittance Date                                    .00%

  (36) Class M-1 Percentage for such Remittance
       Date                                               .00%

  (37) Class M-1 Percentage for the following
       Remittance Date                                    .00%

  (38) Class M-1 Principal Distribution:
       a. Class M-1                                        .00      0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                             .00

  (39) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                                                CUSIP#'S 393505-GJ5, GK2
                                                REMITTANCE DATE:  11/15/95

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                    -------       ----------
Class B1 Certificates
-----------------------
  (1) Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                      1,940,691.14

  (2) Class B-1 Remittance Rate (7.85% unless
      Weighted Average Contract Rate is
      below 7.85%)                                       7.85%

  (3) Aggregate Class B1 Interest                   147,841.67      6.54166681

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                .00             .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                   .00             .00

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                    .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                    .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

  (9) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                .00

 (9a) Class B Percentage for the following
      Remittance Date                                      .00

 (10) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(11a) Class B1 Principal Shortfall                         .00

(11b) Unpaid Class B1 Principal Shortfall                  .00

 (12) Class B Principal Balance                  45,236,400.00

 (13) Class B1 Principal Balance                 22,600,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 2

                                           CUSIP#'S  393505-GJ5, GK2
                                           REMITTANCE DATE:  11/15/95

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                     -------        ----------
Class B2 and C Certificates
---------------------------
 (12) Remaining Amount Available                  1,792,849.47

 (13) Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                           8.10%

 (14) Aggregate Class B2 Interest                   152,795.70      6.75000000

 (15) Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00             .00

 (16) Remaining Unpaid Class B2
      Interest Shortfall                                   .00             .00

 (17) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

 (18) Class B2 Principal Liquidation Loss Amount           .00

 (19) Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)            .00

 (20) Guarantee Payment                                    .00

 (21) Class B2 Principal Balance                 22,636,400.00

 (22) Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)               203,823.86

 (23) 3% Guarantee Fee                            1,222,943.16

 (24) Class C Residual Payment                      213,286.75

 (25) Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

 (26) Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3

                                           CUSIP#'S  393505-GJ5, GK2
                                           REMITTANCE DATE:  11/15/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                     -------         ----------

 (27) Repossessed Contracts                         659,263.88

 (28) Repossessed Contracts Remaining
      in Inventory                                1,726,128.71

 (29) Weighted Average Contract Rate                  11.60455

                                      GTFC
                                     1995-3
                                 October, 1995
                              Defaulted Contracts

                                                   Estimated
                                      Repurchase    Loss at
Account#        Principal   Interest     Amount    Sale Date
--------       -----------  --------  -----------  ----------

16317154        21,695.77    133.42    21,829.19    5,622.52
28320165        39,948.75    245.68    40,194.43   13,450.65
53315346        22,786.40    140.13    22,926.53    2,130.02
74318277        38,252.55    235.25    38,487.80   12,612.24
76315550        18,593.89    114.35    18,708.24    5,974.47
90320640         9,647.63     59.33     9,706.96    7,720.91
90320786         6,797.68     41.80     6,839.48      676.01
              -----------   -------  -----------  ----------

TOTALS        $157,722.67   $969.96  $158,692.63  $48,186.82
              ===========   =======  ===========  ==========